POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that Robert G. Smith whose signature appears below, constitutes and appoints John M. Smith, Herbert N. Grolnick and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE GUARDIAN PARK AVE. FUND and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

Dated: March 23, 1989                   /s/ Robert G. Smith
                                    ----------------------------
                                            Signature

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that Sidney I. Lirtzman whose signature appears below, constitutes and appoints John M. Smith, Herbert N. Grolnick and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE GUARDIAN PARK AVE. FUND and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

Dated: March 23, 1989                 /s/ Sidney I. Lirtzman
                                    ----------------------------
                                            Signature

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that William W. Hewitt, Jr. whose signature appears below, constitutes and appoints John M. Smith, Herbert N. Grolnick and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE GUARDIAN PARK AVE. FUND and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

Dated: March 23, 1989                  /s/ William W. Hewitt
                                    ----------------------------
                                            Signature

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that Leo R. Futia whose signature appears below, constitutes and appoints John M. Smith, Herbert N. Grolnick and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE GUARDIAN PARK AVE. FUND and to file the same, with exhibits thereto, and other documents in connection therewith, wit the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

Dated: March 23, 1989                    /s/ Leo R. Futia
                                    ----------------------------
                                            Signature